UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2010

POPLAR FOREST PARTNERS FUND

October 12, 2010

To my partners,

Nine months ago, the Poplar Forest Partners Fund began operation.  Since then, U.S. stocks have produced modest positive returns.  This period has been marked by questions about the strength of U.S. economic recovery following the bursting of the housing bubble and the financial crisis that accompanied it.  Strong economic growth in the first calendar quarter was followed by weak economic growth in the April to September period.  This tepid growth has prevented a reduction in high levels of unemployment and led to continued fears about the general fiscal position of the United States.

While economic indicators have remained challenged, the financial results of business have been generally good.  Management teams have focused on containing costs and on capturing the growth of markets beyond our shores.  Corporate balance sheets are strong and many companies are reporting record or near record levels of profitability while producing strong cash flows.

The tension between strong corporate results and macroeconomic concerns led the stock market, as measured by the S&P 500® Index, to gains of 3.89% in the first nine months of 2010.  In comparison, the Poplar Forest Partners Fund (Class A shares without load) produced a total return in excess of 4.64% for the period ended September 30, 2010.  The Fund continues to focus on financially strong companies who we believe have the potential to deliver stronger than generally expected earnings and cash flow.

Results – Total Returns as of September 30, 2010
	3Q	Since Inception
	2010	(12/31/09)
Poplar Forest Partners Fund
Class A shares; with load	+5.31%	-0.61%
Class A shares; without load	+10.85%	+4.64%
Institutional Class shares	+10.88%	+4.80%
S&P 500® Index	+11.29%	+3.89%
Expense Ratio Class A Shares: 2.76% Gross; 1.25% Net of fee waiver
Expense Ratio Institutional Class Shares: 2.51% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% front-end sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  The Adviser has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) through January 31, 2011.

POPLAR FOREST PARTNERS FUND

We sometimes get asked to explain why our results differ from the performance of the S&P 500® Index.  One major difference is that our results are burdened by expenses of at least 1.00% per year as compared to the S&P 500® Index which has no expenses.  Beyond that, we build our portfolio one company at a time.  In any given period, the results of any one of the roughly 30 companies we invest in may explain the difference in our pre-expense results relative to the S&P 500® Index.

From my perspective, stock selection is the best explanation of why our results have differed from the S&P 500® Index this year.  During the period, the biggest positive contributors to our results were Oracle (up 25%), Aetna (up 20%), McGraw-Hill (up 17%) and Baxter International (up 17%).  The biggest declines in the period were Bank of America (down 9%) and Medtronic (down 7%).

Outlook – Short-term versus Long-term

"The U.S. economy remains almost comatose.  The slump already ranks as the longest period of sustained weakness since the Depression.  The economy is staggering under many ‘structural’ burdens, as opposed to familiar ‘cyclical’ problems.  The structural faults represent once-in-a-lifetime dislocations that will take years to work out.  Among them: the job drought; the debt hangover; the banking collapse; the real estate depression; the health care cost explosion and the runaway federal deficit."

I think the Time Magazine quote above sums up quite well the sentiment of observers today.  What I find most interesting is that the quote is from Time’s September 1992 issue.  The critical question to ask then was “will things improve?” not “how bad is it?”  In the seven years following Time’s report, stocks, as measured by the S&P 500® Index, more than tripled.  While historic performance is no guarantee of future results, buying stocks when the headlines are dire has proven quite rewarding in the past.  As in 1992, the critical question today is: will things improve?

In the short term, much depends on the actions of our new Congress.  Increased regulatory burdens created over the last two years plus the prospect of higher taxes led businesses to adopt a “wait and see” approach; this has hampered economic recovery.  If the new Congress begins to address these issues, Corporate America may breathe a sigh of relief and get back to business.  In addition, new bank capital standards will soon be in place; this should greatly reduce the biggest uncertainty in the financial system and may lead to increased lending.  All in all, business conditions seem likely to improve going forward.

Longer term, investment results are driven more by fundamentals than by emotion.  In addition, the price you pay for your investments will have a big influence on the results you ultimately enjoy.  We believe the prices of stocks are low relative to their underlying fundamentals.

POPLAR FOREST PARTNERS FUND

"How would you feel if you owned the whole company at the current price?"

This simple question frames our analytical approach at Poplar Forest.  We strive to answer the question by focusing on each company’s ability to generate cash over time.  We focus on “normal free cash flow” or the amount of cash a business generates in an “average” year after paying its operating expenses and investing as necessary to support its growth plans.

This long-term approach to analyzing businesses results in an assessment of business values that fluctuates far less than do prices in the stock market.  In addition, we aim to invest in businesses that we’d be happy to own for many years.  Given this mindset, minute-to-minute or day-to-day changes in a stock’s price don’t change our view of that business’s value.  However, fluctuating stock prices do give us an opportunity to buy when we think investors are undervaluing a company and sell when that is no longer the case.  Many of these fluctuations are driven by emotion.

While it is impossible to eliminate emotion from our work, our process seeks to minimize its influence as much as possible.  For each investment we review, our fair value assessment is based on an assumption that three years in the future, calm and cool-headed investors will pay a rational price for the business in question.  Generally, this rational price is the price at which they might expect to earn a 9-10% return on their investment.  This process does not imply that we are confident the general market level will be “fair” in three years, this is simply a recognition that the undervaluation we perceive may take a few years to correct.

Once we’ve made our assessment of fair value, we compare it to the current market price.  The goal is to identify companies which we believe offer the potential of at least a 15% annual total return over the next three years (when we assume the stock will be fairly valued).  In more practical terms, this is the equivalent of buying something at a 33% off sale.  In the last couple years, it seems that every store I see has an advertisement in the window promoting a sale.  In the same way that the local mall is full of stores offering “30-40-50% OFF!”, the stock market appears to be offering an equal number of bargains.

One of the hard parts of investing is assessing how long these “30-40-50% OFF” sales will last and how big the discounts will ultimately be.  There is a very real possibility of buying a shopping cart full of 40% off merchandise and then watching the store manager put up a new sign offering 50% off.  In the short run, there is no way of knowing if you got the deal of the decade - that can only be known with hindsight.

Many investors lack confidence in their ability to see the road ahead.  When the future looks fuzzy, many look to the past.  Just as trying to drive a car by only looking in the rearview mirror is physically dangerous, investing while only focusing on the past can be dangerous to your financial health.

POPLAR FOREST PARTNERS FUND

At the end of 1999, the view from the rear window encouraged investors to buy equities and sell bonds.  Technology was unleashing massive productivity which was to have driven inflation-free growth for the foreseeable future.  Equities had greatly outperformed bonds for years and too many extrapolated those trends into the future.  When we look back a decade from now, I believe we will see March 2009 as the low mark for stocks and the low mark for interest rates.  I suspect we are in for years of rising interest rates (falling bond prices) and rising stock prices.  While you may not lose money if you hold bonds to maturity, the prospective returns from stocks seem much better than those of bonds, in my opinion.

Given our outlook for higher interest rates, we have increased our focus on balance sheet strength.  Given the choice between a company with high leverage and a similar company with lots of cash on the balance sheet, we’ll go for the latter.  As an example, in the just completed quarter we liquidated our investment in DineEquity and reinvested the proceeds into Electronic Arts.  DineEquity is a restaurant chain (IHOP and Applebees) that has a very high level of outstanding debt.  In contrast, Electronics Arts, a video game company, has no debt and a very large cash balance.  Both businesses are heavily dependent on consumer spending and we’d rather own the one with the big cash balance.

In summary, our portfolio includes 31 companies that collectively generate lots of free cash, and that have strong balance sheets and solid market positions.  We believe these are above average companies deserving of premium valuations relative to the average company in the S&P 500® Index, yet these companies collectively trade at a discount to the S&P 500® Index.  Our optimism with respect to future returns is driven by the values we see – our companies currently trade at 12-13x this year’s expected earnings and at a 44% discount to our assessment of their fair value.

In the last six months, the Poplar Forest Partners Fund has grown from $18 million in assets to $47 million.  To our new client partners I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.  Thank you for joining me in this exciting venture.

J. Dale Harvey

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in debt securities which typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

POPLAR FOREST PARTNERS FUND

The information provided herein represents the opinion of J. Dale Harvey and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  It is not possible to invest directly in an index.

Free cash flow is cash from operations less capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, acquisitions or share repurchases.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Poplar Forest Partners Fund is distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – September 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/10 – 9/30/10).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the advisory agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – September 30, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/10	9/30/10	4/1/10 – 9/30/10*
Class A Shares
Actual	$1,000.00	$ 949.50	$6.11

Hypothetical (5% return	$1,000.00	$1,018.80	$6.33
before expenses)

Institutional Class Shares
Actual	$1,000.00	$ 950.70	$4.89

Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500 Index

Since
Total Return:	Inception
Poplar Forest Partners Fund – Institutional Class Shares1	4.80%
Poplar Forest Partners Fund – Class A Shares (with sales load)1	-0.61%
Poplar Forest Partners Fund – Class A Shares (without sales load)1	4.64%
S&P 500® Index	3.89%

Total Annual Fund Operating Expenses: Class A - 2.76%; Institutional Class - 2.51%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

1 The Fund commenced operations on December 31, 2009.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2010

Shares	COMMON STOCKS – 97.7%	Value
	Administrative and Support Services – 4.2%
75,000	Robert Half International, Inc.	$1,950,000
	Apparel Manufacturing – 4.1%
69,000	Cintas Corp.	1,900,950
	Chemical Manufacturing – 6.2%
37,000	Abbott Laboratories	1,932,880
35,050	Bristol-Myers Squibb Co.	950,205
		2,883,085
	Clothing and Clothing Accessories Stores – 1.6%
13,380	Ross Stores, Inc.	730,816
	Computer and Electronic
	Product Manufacturing – 9.7%
14,000	International Business Machines Corp.	1,877,960
24,000	Texas Instruments Inc.	651,360
67,500	Tyco Electronics Ltd. (a)	1,972,350
		4,501,670
	Credit Intermediation and Related Activities – 7.0%
140,000	Bank of America Corp.	1,835,400
360,000	Citigroup Inc. (b)	1,404,000
		3,239,400
	Educational Services – 2.1%
19,000	Apollo Group, Inc. - Class A (b)	975,650
	Food Manufacturing – 1.2%
19,000	Kraft Foods Inc. - Class A	586,340
	Insurance Carriers and Related Activities – 10.7%
60,000	Aetna Inc.	1,896,600
61,500	Axis Capital Holdings Ltd. (a)	2,025,810
45,000	Lincoln National Corp.	1,076,400
		4,998,810
	Machinery Manufacturing – 4.0%
115,000	General Electric Co.	1,868,750
	Merchant Wholesalers, Nondurable Goods – 1.5%
60,000	SUPERVALU INC.	691,800
	Miscellaneous Manufacturing – 7.0%
38,500	Baxter International Inc.	1,836,835
43,000	Medtronic, Inc.	1,443,940
		3,280,775

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2010, Continued

Shares		Value
	Personal and Laundry Services – 2.0%
30,450	Weight Watchers International, Inc.	$949,735
	Petroleum and Coal Products Manufacturing – 2.2%
27,730	Sunoco, Inc.	1,012,145
	Printing and Related Support Activities – 8.0%
50,000	Avery Dennison Corp.	1,856,000
110,000	R.R. Donnelley & Sons Co.	1,865,600
		3,721,600
	Professional, Scientific, and Technical Services – 4.1%
48,000	Omnicom Group Inc.	1,895,040
	Publishing Industries – 14.5%
56,000	Electronic Arts Inc. (b)	920,080
60,000	McGraw-Hill Companies, Inc.	1,983,600
75,000	Microsoft Corp.	1,836,750
75,000	Oracle Corp.	2,013,750
		6,754,180
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 1.0%
22,500	SEI Investments Co.	457,650
	Telecommunications – 3.9%
33,500	Time Warner Cable Inc.	1,808,665
	Water Transportation – 2.7%
33,000	Carnival Corp. (a)	1,260,930
	TOTAL COMMON STOCKS (Cost $44,171,674)	45,467,991

	SHORT-TERM INVESTMENTS – 2.6%
1,228,913	Fidelity Institutional Money Market
	Portfolio - Select Class, 0.20% (c)	1,228,913
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,228,913)	1,228,913
	Total Investments in Securities
	(Cost $45,400,587) – 100.3%	46,696,904
	Liabilities in Excess of Other Assets – (0.3%)	(155,495)
	NET ASSETS – 100.0%	$46,541,409

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2010

ASSETS
Investments in securities, at value (identified cost $45,400,587)	$46,696,904
Receivables
Fund shares issued	423,934
Dividends and interest	69,052
Prepaid expenses	19,952
Total assets	47,209,842
LIABILITIES
Payables
Securities purchased	541,380
Fund shares redeemed	57,998
Due to Adviser	13,874
12b-1 fees	10,018
Custody fees	1,995
Administration fees	4,611
Transfer agent fees and expenses	9,639
Audit fees	16,000
Fund accounting fees	6,698
Chief Compliance Officer fee	2,000
Accrued expenses	4,220
Total liabilities	668,433
NET ASSETS	$46,541,409
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$18,199,866
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	695,766
Net asset value and redemption price per share	$26.16
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$27.54

Institutional Class Shares
Net assets applicable to shares outstanding	$28,341,543
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,081,764
Net asset value, offering and redemption price per share	$26.20
COMPONENTS OF NET ASSETS
Paid-in capital	$44,504,984
Accumulated net investment income	187,447
Accumulated net realized gain from investments	552,661
Net unrealized appreciation on investments	1,296,317
Net assets	$46,541,409

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Period Ended September 30, 2010

December 31, 2009*
through
September 30, 2010
INVESTMENT INCOME
Income
Dividends	$384,918
Interest	752
Total income	385,670
Expenses
Advisory fees (Note 4)	176,385
Transfer agent fees and expenses (Note 4)	40,727
Administration fees (Note 4)	35,006
Fund accounting fees (Note 4)	30,122
12b-1 fees - Class A shares (Note 5)	21,838
Audit fees	16,000
Registration fees	12,429
Chief Compliance Officer fee (Note 4)	9,000
Custody fees (Note 4)	7,886
Legal fees	6,100
Trustees fees	5,198
Printing and mailing expense	4,000
Insurance expense	1,584
Miscellaneous	2,370
Total expenses	368,645
Less: Expenses waived by Adviser (Note 4)	(170,422)
Net expenses	198,223
Net investment income	187,447

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(37,304)
Net change in unrealized appreciation on investments	1,296,317
Net realized and unrealized gain on investments	1,259,013
Net Increase in Net Assets Resulting from Operations	$1,446,460

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2009*
through
September 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$187,447
Net realized loss from investments	(37,304)
Net change in unrealized appreciation on investments	1,296,317
Net increase in net assets resulting from operations	1,446,460

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	45,094,949
Total increase in net assets	46,541,409

NET ASSETS
Beginning of period	—
End of period	$46,541,409
Accumulated net investment income	$187,447

(a)	A summary of share transactions is as follows:

Class A Shares
	December 31, 2009*
	through
	September 30, 2010
	Shares	Paid-in Capital
Shares sold	728,598	$18,632,487
Shares redeemed	(32,832)	(829,073)
Net increase	695,766	$17,803,414

Institutional Class Shares
	December 31, 2009*
	through
	September 30, 2010
	Shares	Paid-in Capital
Shares sold	1,099,379	$27,725,742
Shares redeemed	(17,615)	(434,207)
Net increase	1,081,764	$27,291,535

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

			Institutional
	Class A Shares		Class Shares
	December 31, 2009*		December 31, 2009*
	through		through
	September 30, 2010		September 30, 2010
Net asset value, beginning of period	$25.00		$25.00

Income from investment operations:
Net investment income	0.17	^	0.24	^
Net realized and unrealized gain on investments	0.99		0.96
Total from investment operations	1.16		1.20
Net asset value, end of period	$26.16		$26.20

Total return	4.64	%+	4.80	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,200		$28,341

Ratio of expenses to average net assets:
Before expense waiver	2.24	%++	1.94	%++
After expense waiver	1.25	%++	1.00	%++

Ratio of net investment income/(loss)
to average net assets:
Before expense waiver	(0.11	%)++	0.30	%++
After expense waiver	0.88	%++	1.24	%++

Portfolio turnover rate	10.29	%+	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended September 30, 2010, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Accumulated Net
Realized Gain/(Loss)	Paid-in Capital
$589,965	$(589,965)

F.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the period ended September 30, 2010, the Fund did not hold any derivative instruments.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Administrative Support
and Waste Management	$1,950,000	$—	$—	$1,950,000
Educational Services	975,650	—	—	975,650
Finance and Insurance	8,695,860	—	—	8,695,860
Information	8,562,845	—	—	8,562,845
Manufacturing	19,755,315	—	—	19,755,315
Other Services	949,735			949,735
Professional, Scientific,
and Technical Services	1,895,040	—	—	1,895,040
Retail Trade	730,816	—	—	730,816
Transportation
and Warehousing	1,260,930	—	—	1,260,930
Wholesale Trade	691,800	—	—	691,800
Total Equity	45,467,991	—	—	45,467,991
Short-Term Securities	1,228,913			1,228,913
Total Investments
in Securities	$46,696,904	$—	$—	$46,696,904

New Accounting Pronouncement:  In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for the interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended September 30, 2010, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the period ended September 30, 2010, the Fund incurred $176,385 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  The expense limitation will remain in effect through at least January 31, 2011, and may be terminated only by the Trust’s Board of Trustees.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended September 30, 2010, the Adviser reduced its fees in the amount of $170,422; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $170,422 at September 30, 2010.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$170,422

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the period ended September 30, 2010, the Fund incurred $35,006 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended September 30, 2010, the Fund incurred $30,122, $30,272, and $7,846 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended September 30, 2010, the Fund was allocated $9,000 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2010, the Class A shares paid the Distributor $21,838.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $46,553,407 and $2,344,429, respectively.

NOTE 7 – LINE OF CREDIT

Effective April 21, 2010, the Poplar Forest Partners Fund has a line of credit in the amount of $2,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the period ended September 30, 2010, the Fund did not draw upon the line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The Fund made no distributions during the period ended September 30, 2010.

As of September 30, 2010, the components of capital on a tax basis were as follows:

Cost of investments (a)	$45,204,329
Gross unrealized appreciation	2,909,208
Gross unrealized depreciation	(1,416,633)
Net unrealized appreciation	1,492,575
Undistributed ordinary income	284,739
Undistributed long-term capital gain	—
Total distributable earnings	284,739
Other accumulated gains/(losses)	259,111
Total accumulated earnings/(losses)	$2,036,425

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statement of assets and liabilities of the Poplar Forest Partners Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2010, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 31, 2009 (commencement of operations) through September 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, as of September 30, 2010, and the results of its operations, the change in its net assets and the financial highlights for the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2010

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at September 30, 2010 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held
Independent Trustees(1)
Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 74, dob 6/18/1936)		term since	Financial Consultant		Forward Funds
615 E. Michigan Street		February	and former Executive		(33 portfolios).
Milwaukee, WI 53202		1997.	Vice President and
Chief Operating Officer
of ICI Mutual Insurance
Company (until January
1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Independent
(age 76, dob 7/10/1934)		term since	President, Hotchkis and		Trustee from
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		1999 to 2009,
Milwaukee, WI 53202			funds) (1985 to 1993).		E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 70, dob 10/8/1939)		term since	Senior Vice President,
615 E. Michigan Street		February	Federal Home Loan
Milwaukee, WI 53202		1997.	Bank of San Francisco.

Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	None.
(age 63, dob 7/9/1947)	Trustee	term since	Bancorp Fund Services,
615 E. Michigan Street		September	LLC (May 1991
Milwaukee, WI 53202		2008.	to present).

POPLAR FOREST PARTNERS FUND

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 63, dob 7/9/1947)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 43, dob 7/19/1967)	and	term since	U.S. Bancorp Fund Services, LLC (March 1997
615 E. Michigan Street	Principal	June 2003.	to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 49, dob 8/27/1961)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 53, dob 9/11/1957)	President,	term since	(February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	2009.	(September 1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 45, dob 4/16/1965)		term since	Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		June 2007.	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA 91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2010
Audit Fees	$13,200
Audit-Related Fees	N/A
Tax Fees	$2,800
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2010
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/Douglas G. Hess
Douglas G. Hess, President

Date 12/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Douglas G. Hess
Douglas G. Hess, President

Date 12/1/10

By (Signature and Title)*  /s/Cheryl L. King
Cheryl L. King, Treasurer

Date 12/1/10

* Print the name and title of each signing officer under his or her signature.